UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08268

Firsthand Funds

(Exact name of registrant as specified in charter)

150 Almaden Blvd., Suite 1250
San Jose, CA 95113

(Address of principal executive offices) (Zip code)

Firsthand Capital Management, Inc.

150 Almaden Blvd., Suite 1250
San Jose, CA 95113

(Name and address of agent for service)

Registrant's telephone number, including area code: (408) 624-9527

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

FIRSTHAND FUNDS

Firsthand Technology Opportunities Fund

Firsthand Alternative Energy Fund

Annual Report to Shareholders

December 31, 2022

Firsthand®

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the shareholder reports of the Firsthand Funds (each, a “Fund” and, collectively, the “Funds”) will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds, or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website, www.firsthandfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-888-884-2675 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with a Fund.

CONTENTS

Performance Summary	2
President’s Letter	4
Shareholder Fee Example	7
Performance and Portfolio Discussion	9
Audit Letter	15
Portfolio of Investments	16
Statements of Assets and Liabilities	21
Statements of Operations	22
Statements of Changes in Net Assets	23
Financial Highlights	25
Notes to Financial Statements	27
Additional Information	41

Performance Summary

Period Returns (Average Annual Total Returns as of 12/31/22)

FUND	1-YEAR	3-YEAR	5-YEAR	10-YEAR	GROSS EXPENSE RATIO*
Firsthand Technology Opportunities Fund	-59.91%	-13.09%	-2.53%	8.09%	1.83%
Firsthand Alternative Energy Fund	-18.26%	12.57%	10.31%	12.66%	2.04%
NASDAQ Composite Index	-32.54%	6.10%	9.67%	14.43%	●
S&P 500 Index	-18.11%	7.66%	9.42%	12.56%	●
WilderHill Clean Energy Index	-46.11%	4.54%	9.23%	7.16%	●

*

After fee waivers, Firsthand Technology Opportunities Fund’s total net operating expenses are 1.83% and Firsthand Alternative Energy Fund’s total net operating expenses are 1.99%. Please see the Funds’ prospectus for more information about fund expenses.

Returns assume reinvestment of all dividends and distributions but do not reflect the impact of taxes. The performance data quoted represent past performance. Past performance cannot guarantee future results, and current performance may be lower or higher than the performance quoted. Both the return from and the principal value of an investment in the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance as of the most recent month-end, please contact Firsthand Funds by calling 1.888.884.2675 or go to www.firsthandfunds.com.

The Nasdaq Composite Index (NASDAQ) is a capitalization-weighted index of all common stocks listed with NASDAQ. The Standard & Poor’s 500 Index (S&P 500) is a market-weighted index of 500 stocks of well-established companies. Each index represents an unmanaged, broad-based basket of stocks. These indices are typically used as benchmarks for overall market performance. The WilderHill Clean Energy Index is a market-weighted index of 58 companies in the cleaner fuel, energy conversion, energy storage, greener utilities, power delivery and conservation, and renewable energy harvesting sectors. The Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the NASDAQ. You cannot invest directly in an index.

2	2022 Annual Report

Returns Since Inception (Average Annual Total Returns as of 12/31/22)

FUND (inception Date)	Average Annual Total Returns	NASDAQ composite index	s&p 500 index	wilderhill clean energy index
Firsthand Technology Opportunities Fund (09/30/99)	1.40%	6.95%	6.83%	●
Firsthand Alternative Energy Fund (10/29/07)	0.63%	10.17%	8.38%	-7.04%

Each Fund may invest in small-capitalization companies and Initial Public Offerings (“IPOs”). These investments will be more volatile than investments in large-capitalization companies and loss of principal could be greater. The Funds may invest in foreign securities, which will be subject to greater risks than investing in domestic securities. Because the Funds are not diversified, they can take larger positions in fewer companies, increasing their risk profile. The Funds invest in several industries within the technology sector and the relative weightings of these industries in a Fund’s portfolio may change at any time.

Holdings by Industry - % of Net Assets (as of 12/31/22)

INDUSTRY	FIRSTHAND technology opportunities fund	FIRSTHAND alternative energy fund
Advanced Materials	●	4.1%
Automotive	●	4.9%
Biotech	0.1%	0.5%
Consumer Electronics	11.6%	●
Defense & Aerospace	3.5%	2.4%
Education	7.9%	●
Electrical Equipment	●	1.7%
Energy Efficiency	●	3.2%
Engineering Service	●	5.6%
Industrials	●	0.4%
Intellectual Property	●	0.0%
Internet	4.3%	●
Materials	●	3.3%
Other Electronics	0.4%	1.6%
Renewable Energy	12.8%	36.3%
Semiconductor Equipment	5.6%	●
Semiconductors	14.7%	12.7%
Services	0.2%	6.6%
Software	35.2%	●
Solar	●	2.1%
Transportation	●	0.0%
Waste & Environment Service	●	0.1%
Investment Company	4.0%	14.5%
Net Other Assets/(Liabilities)	(0.3)%	0.0%

Portfolio holdings are subject to change.

www.firsthandfunds.com	3

President’s Letter

Fellow Shareholders,

Equity markets had no shortage of things to worry about in 2022, including inflation, war in Ukraine, and rising energy prices. The expansionary fiscal and monetary policies that softened COVID’s economic blow seemed bound to lead to inflation, which took hold in the second half of 2021. The Fed began raising interest rates in March 2022 and continued with 6 more rate hikes between May and December. The aggressive course of monetary tightening caused investors to worry that a recession and decline in corporate profits would soon follow.

For the year ended December 31, 2022, the Nasdaq Composite Index was down 32.54% while the S&P 500 Index slipped 18.11%. I am disappointed to report that Firsthand Technology Opportunities Fund underperformed its benchmarks, with a loss of 59.91% for the period. Firsthand Alternative Energy Fund suffered a loss of 18.26% in 2022, though it outperformed its primary benchmark, the WilderHill Clean Energy Index, which declined 46.11% during the period.

With each successive Fed rate increase, markets became more fearful of recession and the equity market swoon lasted throughout the year. Investors hoped to see a decline in the inflation rate that might signal an abatement of interest rate increases. In this environment, technology stocks posting gains were few and far between.

Firsthand Technology Opportunities Fund (TEFQX)

In our experience, a rising interest rate environment is generally bad news for tech stocks for a combination of reasons. First, because tech stocks are growth stocks, investors often base their valuation assumptions on strong revenue growth that may be years in the future. All else being equal, higher interest rates render future income less valuable. Second, tech companies often are not profitable and need to borrow money to fund their growth. This borrowing is obviously more expensive when interest rates are higher. Finally, tech stocks are relatively risky investments by their nature. When interest rates increase, other investments, including government and corporate bonds, become more attractive and compete capital away from growth stocks.

With that as a backdrop, it should come as no surprise that most of our holdings suffered significant losses in 2022. Several of the young, high-growth software companies in the portfolio continue to post operating losses, despite top-line revenue growth. Examples include DocuSign (DOCU), Bill.com Holdings (BILL), PagerDuty (PD), Domo (DOMO), and MongoDB (MDB). As noted above, higher interest rates result in increased costs of capital for companies dependent on outside investment to fund their growth, and these companies suffered steep stock losses as a result. We also hold a small group of internet security companies, including Cloudflare (NET), Zscaler (ZS), and Palo Alto Networks (PANW) that found themselves in a similar position in 2022.

4	2022 Annual Report

PRESIDENT’S LETTER - continued

Unfortunately, streaming giant Roku (ROKU) endured another punishing year in 2022. The company suffered declining revenue growth and shrinking margins during the year. Perhaps most troubling to investors is the fact that striking content deals has become more challenging as providers are increasingly giant companies (think Disney (DIS), Apple (AAPL), Alphabet (GOOG)) with significant bargaining power of their own.

Enphase Energy (ENPH) was one of the few bright spots for the portfolio. The microinverter company posted sequential growth in revenue and profits throughout the year. (More details follow below on factors supporting solar stocks in 2022)

Firsthand Alternative Energy Fund (ALTEX)

Though posting a loss for the year, Firsthand Alternative Energy Fund held up relatively well in 2022, as compared with Firsthand Technology Opportunities Fund. Solar stocks had the largest positive impact on the Fund’s performance, led by Enphase (ENPH) and First Solar (FSLR). Rising oil prices triggered by Russia’s invasion of Ukraine fueled investor interest in solar stocks in 2022. Passage of the Inflation Reduction Act by Congress in August provided an additional boost to U.S. solar interests. The legislation supports development of renewable energy infrastructure, including solar projects, through subsidies and tax credits, among other things. Late in the year, solar investors cheered when California approved a plan to reduce subsidies for rooftop solar by a smaller margin than had been originally proposed.

It was an up and down year for our space-related holdings. In December, Maxar Technologies (MAXR) announced that it had entered into an agreement to be acquired by Advent International at a 129% premium to the prior day’s closing price. Although the deal has not yet closed, we sold our shares of Maxar shortly after the announcement and realized a gain on the sale. In contrast to that success, Astra Space (ASTR) suffered two high-profile failures of its current generation launch vehicle this year, resulting in the loss of payloads from NASA and others. The company has terminated that line of rockets and is focused on its next generation of rocket booster, dubbed “Rocket 4.”

Readers will recall that the Fund had made investments in several special purpose acquisition companies (SPACs) in 2020 and 2021. During 2022 we unwound the remaining SPAC holdings in our portfolio. We sold or redeemed our shares in Queen’s Gambit Growth Capital, Spring Valley Acquisition Corp immediately prior to their mergers with Swvl Holdings (SWVL) and NuScale (SMR), respectively. Finally, we liquidated our position in Social Capital Hedosophia Holdings IV in May, prior to the SPAC announcing its own liquidation in September.

www.firsthandfunds.com	5

PRESIDENT’S LETTER - continued

Looking Ahead

While certain economic indicators suggest that inflation is moderating, we believe a persistently tight labor market portends more interest rate increases. However, we are encouraged by the mindfulness of the Fed, and remain hopeful that returning inflation to the target range can be achieved without a recession, creating a so-called “soft landing” for the economy. Through all this, we believe the innovation within the technology sector can continue to be a significant source of growth for the economy and are excited about the potential of our portfolio companies.

Thank you for your continued investment in Firsthand Funds.

Sincerely,

Kevin Landis
President, Firsthand Funds

6	2022 Annual Report

Shareholder Fee Example (unaudited)

Example — In general, mutual fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Note that Firsthand Funds (“Trust”) does not charge transaction fees for 12b-1 distribution and service fees, though you may incur transaction fees if you purchase shares through a broker.

The example on the following page is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 through December 31, 2022.

Actual Expenses — The section of the table at right entitled “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA or other tax-qualified savings plan, your expenses may also have included a $10 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes — The section of the table at right entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Trust to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

www.firsthandfunds.com	7

SHAREHOLDER FEE EXAMPLE (unaudited) - continued

Firsthand Technology Opportunities Fund

	BEGINNING ACCOUNT VALUE 7/1/22	ENDING ACCOUNT VALUE 12/31/22	EXPENSES PAID DURING PERIOD* 7/1/22 - 12/31/22	ANNUALIZED EXPENSE RATIO
Actual	$1,000	$ 825.90	$ 8.51	1.85%
Hypothetical**	$1,000	$ 1,015.88	$ 9.40	1.85%

Firsthand Alternative Energy Fund

	BEGINNING ACCOUNT VALUE 7/1/22	ENDING ACCOUNT VALUE 12/31/22	EXPENSES PAID DURING PERIOD* 7/1/22 - 12/31/22	ANNUALIZED EXPENSE RATIO
Actual	$1,000	$ 1,097.00	$ 10.47	1.98%
Hypothetical**	$1,000	$ 1,015.22	$ 10.06	1.98%

*

Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above by the average account value over the period and multiplying that number by 184/365 (to reflect the one-half year period).

**	5% return per year before expenses.

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

8	2022 Annual Report

FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND

Performance and Portfolio Discussion

How did the Fund perform in 2022?

Firsthand Technology Opportunities Fund (TEFQX) posted a loss of 59.91% in 2022 versus a loss of 32.54% for the NASDAQ Composite Index and an 18.11% loss for the S&P 500 Index. For the six months ended December 31, 2022, Firsthand Technology Opportunities Fund was down 17.41% compared to a loss of 4.65% and a gain of 2.30% for the NASDAQ Composite Index and the S&P 500 Index, respectively.

Which industries had the greatest impact on the Fund’s performance?

For the year ended December 31, 2022, software companies represented the portfolio’s largest industry weighting, followed by holdings in the semiconductor and renewable energy industries. The portfolio’s exposure to the consumer electronics and software industries contributed most to the Fund’s underperformance versus its primary benchmark in 2022.

Which individual holdings were the largest contributors to the Fund’s performance?

Solar microinverter supplier Enphase (ENPH) was the leading contributor to the Fund’s performance for the year. During the first nine months of the year, the company’s revenues increased 66% over the same period a year ago, bolstered by a 42% increase in microinverter unit shipments and a 156% increase in batteries shipped (as measured in megawatt-hours).

The Fund’s second-largest contributor to its performance in 2022 was another solar microinverter company, SolarEdge Technologies (SEDG). While the company’s stock was nearly flat for the year at roughly $280 per share, we sold approximately two-thirds of our position during 2022 at an average price of over $310 per share.

AeroVironment (AVAV), a leading manufacturer of unmanned aircraft, also was significant contributor to the Fund’s performance during 2022. Russia’s invasion of Ukraine in February triggered intense interest in defense-related stocks, and AeroVironment benefitted from that development, rising nearly 25% in February alone. We liquidated our position in July, after a run-up of approximately 32% since the start of the year.

Which holdings were the greatest detractors from the Fund’s performance?

Streaming technology company Roku (ROKU) ended the year as the largest detractor from Fund performance for 2022. Roku’s losses from operations increased throughout the year, and the company stunned Wall Street in November with a forecast of year-over-year declining revenues in the fourth quarter. The stock finished the year down 82%.

Pivotal Systems (ASX: PVS) was another significant detractor from fund performance in 2022. The semiconductor equipment company’s stock was down more than 90% during the year, as the company fell short of its own revenue forecast of $34 million to $40 million in 2022. Through the first three quarters of the year, Pivotal recognized just $13 million in revenues and had withdrawn its earlier full-year revenue guidance.

www.firsthandfunds.com	9

FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND - continued

Performance and Portfolio Discussion

The Fund’s third largest detractor from fund performance was cloud security company Zscaler (ZS). After achieving being the leading contributor to the Fund’s performance in 2021, Zscaler suffered a reversal of fortune in 2022 as several analysts lowered their price targets on the stock and investors adjusted valuations for a higher interest rate environment. The company’s stock was down approximately 65% for the year.

10	2022 Annual Report

Fund Performance and Holdings Information (as of 12/31/22)

Firsthand Technology Opportunities Fund vs. Market Indices

	FIRSTHAND Technology Opportunities FUND	NASDAQ COMPOSITE INDEX	S&P 500 INDEX
Since Inception (9/30/99)	1.40%	6.95%	6.83%
10-year	8.09%	14.43%	12.56%
5-year	-2.53%	9.67%	9.42%
3-year	-13.09%	6.10%	7.66%
1-year	-59.91%	-32.54%	-18.11%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Returns assume reinvestment of all dividends and distributions but do not reflect the impact of taxes. The performance data quoted represent past performance. Past performance cannot guarantee future results, and current performance may be lower or higher than the performance quoted. Both the return from and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance as of the most recent month-end, please contact Firsthand Funds by calling 1.888.884.2675 or go to www.firsthandfunds.com.

HOLDINGS BY INDUSTRY*	% NET ASSETS	TOP 10 HOLDINGS**	% NET ASSETS
Software	35.2%	Wolfspeed, Inc.	14.7%
Semiconductors	14.7%	Roku, Inc.	11.6%
Renewable Energy	12.8%	Enphase Energy, Inc.	9.4%
Consumer Electronics	11.6%	Chegg, Inc.	7.8%
Education	7.9%	Cloudflare, Inc.,	4.3%
Semiconductor Equipment	5.6%	Zscaler, Inc.	4.0%
Internet	4.3%	DocuSign, Inc.	3.9%
Defense & Aerospace	3.5%	Domo, Inc.,	3.9%
Net Other Assets and Liabilities	4.4%	Bill.com Holdings, Inc.	3.9%
		PagerDuty, Inc.	3.8%

*

Based on percentage of net assets as of 12/31/22. ** Top 10 stock holdings total 67.3% of net assets. These holdings are current as of 12/31/22, and may not be representative of current or future investments.

www.firsthandfunds.com	11

FIRSTHAND ALTERNATIVE ENERGY FUND

Performance and Portfolio Discussion

How did the Fund perform in 2022?

Firsthand Alternative Energy Fund (ALTEX) posted an 18.26% loss in 2022 versus a loss of 46.11% for the WilderHill Clean Energy Index and an 18.11% loss for the S&P 500 Index. For the six months ended December 31, 2022, Firsthand Alternative Energy Fund was up 9.70% compared to a loss of 15.59% for the WilderHill Clean Energy Index and a 2.30% gain for the S&P 500 Index.

Which industries had the greatest impact on the Fund’s performance?

For the year ended December 31, 2022, renewable energy companies represented the portfolio’s largest industry weighting, followed by semiconductors and services companies. Our renewable energy stocks contributed most to the Fund’s outperformance versus its primary benchmark in 2022.

Which individual holdings were the largest contributors to the Fund’s performance?

Solar microinverter supplier Enphase (ENPH) was the leading contributor to the Fund’s performance for the year. During the first nine months of the year, the company’s revenues increased 66% over the same period a year ago, bolstered by a 42% increase in microinverter unit shipments and a 156% increase in batteries shipped (as measured in megawatt-hours).

Maxar Technologies (MAXR) satellite imaging provider and was the second largest contributor to the Fund’s performance in 2022. Maxar’s stock performed well in the first quarter in the wake of Russia’s invasion of Ukraine. In December 2022, the company announced an agreement to be acquired by Advent International at a 129% premium of the previous day’s closing market price. We realized a sizeable gain when we liquidated our position shortly thereafter.

Another significant contributor to the Fund’s performance was First Solar (FSLR), a leading supplier of solar modules for residential and commercial installations. The company’s stock was up approximately 120% in the second half of the year, on the heels of better-than-expected second quarter financial results and an upward revision to management’s revenue guidance for the year.

Which holdings were the greatest detractors from the Fund’s performance?

Aspen Aerogels (ASPN) is a supplier of thermal insulation products for industrial and automotive markets. Despite announcing greater than expected order volume from General Motors and Toyota during the year, the company’s stock fell more than 75% in 2022. Aspen’s announcement of a dilutive public offering of common stock added to investors’ worries during the year.

12	2022 Annual Report

FIRSTHAND ALTERNATIVE ENERGY FUND - continued

Performance and Portfolio Discussion

Astra Space (ASTR) was another significant detractor from the Fund’s performance in 2022. The company suffered two high-profile failures of its Rocket 3 launch vehicle during the year, resulting in the loss of payloads from NASA and others. Despite a committed orders for more than 200 of its spacecraft engines from the likes of Maxar Technologies (MAXR) and Astroscale, the company’s stock fell more than 90% during 2022.

The third largest detractor from fund performance during the year was electric vehicle charging infrastructure provider EVgo (EVGO). The company underperformed Wall Street’s revenue estimates throughout 2022, despite rapid customer account growth and expansion of its nationwide charging network. EVgo’s stock was down 55% for the year.

www.firsthandfunds.com	13

Fund Performance and Holdings Information (as of 12/31/22)

Firsthand Alternative Energy Fund vs. Market Indices

	FIRSTHAND ALTERNATIVE ENERGY FUND	WILDERHILL CLEAN ENERGY INDEX	S&P 500 INDEX
Since Inception (10/29/07)	0.63%	-7.04%	8.38%
10-year	12.66%	7.16%	12.56%
5-year	10.31%	9.23%	9.42%
3-year	12.57%	4.54%	7.66%
1-year	-18.26%	-46.11%	-18.11%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Returns assume reinvestment of all dividends and distributions but do not reflect the impact of taxes. The performance data quoted represent past performance. Past performance cannot guarantee future results, and current performance may be lower or higher than the performance quoted. Both the return from and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance as of the most recent month-end, please contact Firsthand Funds by calling 1.888.884.2675 or go to www.firsthandfunds.com.

HOLDINGS BY INDUSTRY*	% NET ASSETS	TOP 10 HOLDINGS**	% NET ASSETS
Renewable Energy	36.3%	SolarEdge Technologies, Inc.	8.9%
Semiconductors	12.7%	Enphase Energy, Inc.	6.3%
Services	6.6%	First Solar, Inc.	5.9%
Engineering Service	5.6%	Quanta Services, Inc.	5.6%
Automotive	4.9%	Wolfspeed, Inc.	5.4%
Advanced Materials	4.1%	ON Semiconductor Corp.	4.9%
Materials	3.3%	Tesla, Inc.	4.9%
Energy Efficiency	3.2%	ChargePoint Holdings, Inc.	4.5%
Defense & Aerospace	2.4%	SunPower Corp.	4.3%
Solar	2.1%	Corning, Inc.	4.1%
Electrical Equipment	1.7%
Other Electronics	1.6%
Net Other Assets and Liabilities	15.5%

*

Based on percentage of net assets as of 12/31/22. ** Top 10 stock holdings total 54.8% of net assets. These holdings are current as of 12/31/22, and may not be representative of current or future investments.

14	2022 Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Firsthand Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Firsthand Technology Opportunities Fund and Firsthand Alternative Energy Fund, each a series of Firsthand Funds (the “Funds”), including the schedules of investments, as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Firsthand Funds as of December 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Funds’ auditor since 1997.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures also included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and company. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
February 27, 2023

15

FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND

Portfolio of Investments, December 31, 2022

	SHARES	MARKET VALUE
COMMON STOCKS — 95.4% ($80,701,448)
Biotech — 0.1% ($50,114)
CytoDyn, Inc.*	222,730	$50,114
Consumer Electronics — 11.6% ($9,808,700)
Roku, Inc.*	241,000	9,808,700
Defense & Aerospace — 3.5% ($2,976,360)
Astra Space, Inc.*	200,000	86,760
Kratos Defense & Security Solutions, Inc.*	280,000	2,889,600
Education — 7.9% ($6,688,500)
Chegg, Inc.*	260,000	6,570,200
Coursera, Inc.*	10,000	118,300
Internet — 4.3% ($3,661,000)
Netflix, Inc.*	10,000	2,948,800
PayPal Holdings, Inc.*	10,000	712,200
Other Electronics — 0.4% ($376,102)
Tempo Automation Holdings, Inc.*(1)	320,000	221,962
Tempo Automation Holdings, Inc.*	200,000	154,140
Renewable Energy — 12.8% ($10,781,500)
Enphase Energy, Inc.*	30,000	7,948,800
SolarEdge Technologies, Inc.*	10,000	2,832,700
Semiconductor Equipment — 4.7% ($4,013,072)
Pivotal Systems Corp.*(2)	41,338,824	1,505,786
Revasum, Inc.*(2)	28,327,549	2,507,286
Semiconductors — 14.7% ($12,427,200)
Wolfspeed, Inc.*	180,000	12,427,200
Services — 0.2% ($136,500)
Lesaka Technologies, Inc.*	30,000	136,500

see accompanying notes to financial statements

16	2022 Annual Report

FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND - continued

Portfolio of Investments, December 31, 2022

	SHARES	MARKET VALUE
Software — 35.2% ($29,782,400)
Bill.com Holdings, Inc.*	30,000	$3,268,800
Cloudflare, Inc., Class A*	80,000	3,616,800
DocuSign, Inc.*	60,000	3,325,200
Domo, Inc., Class B*	230,000	3,275,200
Fastly, Inc., Class A*	50,000	409,500
Monday.com, Ltd.*	20,000	2,440,000
MongoDB, Inc.*	5,000	984,200
Okta, Inc.*	10,000	683,300
PagerDuty, Inc.*	120,000	3,187,200
Palo Alto Networks, Inc.*	15,000	2,093,100
Twilio, Inc., Class A*	30,000	1,468,800
Workday, Inc., Class A*	10,000	1,673,300
Zscaler, Inc.*	30,000	3,357,000
CORPORATE NOTE — 0.9% ($750,000)
Semiconductor Equipment — 0.9% ($750,000)
Revasum, Inc. August 19, 2025 Interest Rate 8.75%.(1) (2) (3)	750,000	750,000

INVESTMENT COMPANY — 4.0% ($3,341,772)
Fidelity Investments Money Market Fund - Treasury Portfolio(4)	3,341,772	3,341,772
Total Investments
(Cost $113,049,248) — 100.3%		84,793,220
Liabilities in excess of other assets — (0.3)%		(219,576)

NET ASSETS — 100.0%		$84,573,644

*	Non-income producing security.

(1)	Restricted security (1.2% of net assets).

(2)	Affiliated issuer.

(3)	Fair Value Level 3 security (0.9% of net assets).

(4)	The Fidelity Investments Money Market Fund invests primarily in U.S. Treasury Securities.

see accompanying notes to financial statements

www.firsthandfunds.com	17

FIRSTHAND ALTERNATIVE ENERGY FUND

Portfolio of Investments, December 31, 2022

	SHARES	MARKET VALUE
COMMON STOCKS — 85.5% ($10,845,654)
Advanced Materials — 4.1% ($525,732)
Corning, Inc.	16,460	$525,732
Automotive — 4.9% ($615,900)
Tesla, Inc.*	5,000	615,900
Biotech — 0.5% ($62,090)
Curaleaf Holdings, Inc.*	10,000	42,973
Jazz Pharmaceuticals PLC*	120	19,117
Defense & Aerospace — 2.4% ($309,600)
Kratos Defense & Security Solutions, Inc.*	30,000	309,600
Electrical Equipment — 1.7% ($213,220)
ABB, Ltd. - SP ADR	7,000	213,220
Energy Efficiency — 3.2% ($406,161)
Honeywell International, Inc.	580	124,294
Itron, Inc.*	5,565	281,867
Engineering Service — 5.6% ($712,500)
Quanta Services, Inc.	5,000	712,500
Industrials — 0.4% ($48,390)
Accelleron Industries AG ADR*	350	7,140
Carrier Global Corp.	1,000	41,250
Intellectual Property — 0.0% ($22)
Silicon Genesis Corp.*(1)(2)	71,552	9
Silicon Genesis Corp.*(1)(2)	109,855	13
Materials — 3.3% ($412,650)
Aspen Aerogels, Inc.*	35,000	412,650
Other Electronics — 1.6% ($200,722)
Intevac, Inc.*	5,800	37,526
Koninklijke Philips Electronics N.V.	10,887	163,196

see accompanying notes to financial statements

18	2022 Annual Report

FIRSTHAND ALTERNATIVE ENERGY FUND - continued

Portfolio of Investments, December 31, 2022

	SHARES	MARKET VALUE
Renewable Energy — 36.3% ($4,605,434)
Amtech Systems, Inc.*	6,600	$50,160
Enphase Energy, Inc.*	3,000	794,880
First Solar, Inc.*	5,000	748,950
Iberdrola S.A.	25,521	298,596
Maxeon Solar Technologies, Ltd.*	2,491	40,005
Orion Energy Systems, Inc.*	14,000	25,480
Sharp Corp.	1,100	7,921
Siemens Gamesa Renewable Energy S.A.*	7,271	140,488
SolarEdge Technologies, Inc.*	4,000	1,133,080
SunPower Corp., Class B*	29,931	539,656
Sunrun, Inc.*	11,600	278,632
ULVAC, Inc.	2,700	114,386
Vestas Wind Systems A.S.	15,000	433,200
Semiconductors — 12.7% ($1,606,559)
ON Semiconductor Corp.*	10,000	623,700
Power Integrations, Inc.	1,598	114,609
STMicroelectronics N.V.	5,000	177,850
Wolfspeed, Inc.*	10,000	690,400
Services — 6.6% ($840,000)
ChargePoint Holdings, Inc.*	60,000	571,800
EVgo, Inc.*	60,000	268,200
Solar — 2.1% ($270,150)
Sunnova Energy International, Inc.*	15,000	270,150
Waste & Environment Service — 0.1% ($16,524)
Advanced Emissions Solutions, Inc.*	6,800	16,524
PREFERRED STOCKS — 0.0% ($174)
Intellectual Property — 0.0% ($174)
Silicon Genesis Corp., Series 1-C*(1)(2)	152	2
Silicon Genesis Corp., Series 1-E*(1)(2)	3,000	172

see accompanying notes to financial statements

www.firsthandfunds.com	19

FIRSTHAND ALTERNATIVE ENERGY FUND - continued

Portfolio of Investments, December 31, 2022

	SHARES	MARKET VALUE
WARRANTS — 0.0% ($265)
Transportation — 0.0% ($265)
Swvl Holdings Corp. *	13,333	$265
INVESTMENT COMPANY — 14.5% ($1,839,194)
Fidelity Investments Money Market Fund - Treasury Portfolio(3)	1,839,194	1,839,194
Total Investments
(Cost $10,753,106) — 100.0%		12,685,287
Liabilities in excess of other assets — (0.0)%		(2,555)

NET ASSETS — 100.0%		$12,682,732

*	Non-income producing security.

(1)	Fair Value Level 3 security (0.0% of net assets).

(2)	Restricted/illiquid security (0.0% of net assets).

(3)	The Fidelity Investments Money Market Fund invests primarily in U.S. Treasury Securities.

PLC	Public Limited Company

SP ADR	Sponsored American Depositary Receipt

see accompanying notes to financial statements

20	2022 Annual Report

Statements of Assets and Liabilities

December 31, 2022

	Firsthand Technology Opportunities Fund	Firsthand Alternative Energy Fund
ASSETS
Investment securities:
Unaffiliated investments at acquisition cost	$73,320,984	$10,753,106
Affiliated investments at acquisition cost	39,728,264	—
Total acquisition cost	113,049,248	10,753,106
Unaffiliated investments at market value	80,030,148	12,685,287
Affiliated investments at market value	4,763,072	—
Total market value (Note 2)	84,793,220	12,685,287
Receivable from dividends, interest, and reclaims	2,982	9,530
Receivable for capital shares sold	36,936	10,710
TOTAL ASSETS	84,833,138	12,705,527

LIABILITIES
Payable to affiliates (Note 4)	144,048	22,789
Payable for capital shares redeemed	115,210	6
Due to custodian	236	—
TOTAL LIABILITIES	259,494	22,795
NET ASSETS	$84,573,644	$12,682,732

Net Assets consist of:
Paid-in Capital	$116,738,672	$10,665,065
Total distributable earnings (loss)	(32,165,028)	2,017,667
NET ASSETS	$84,573,644	$12,682,732

Shares Outstanding	18,921,536	1,156,395
Net asset value, redemption price and offering price per share (Note 2)	$4.47	$10.97

see accompanying notes to financial statements

www.firsthandfunds.com	21

Statements of Operations

For the Year Ended December 31, 2022

	Firsthand Technology Opportunities Fund	Firsthand Alternative Energy Fund
INVESTMENT INCOME
Dividends	$23,066	$78,989
Foreign tax withholding	—	(4,527)
TOTAL INVESTMENT INCOME	23,066	74,462

EXPENSES
Investment advisory fees (Note 4)	2,052,929	215,014
Administration fees (Note 4)	657,716	63,239
Trustees fees	9,500	9,500
GROSS EXPENSES	2,720,145	287,753
Trustees fees reimbursement	(9,500)	(9,500)
TOTAL NET EXPENSES	2,710,645	278,253

NET INVESTMENT LOSS	(2,687,579)	(203,791)

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gains (loss) from security transactions on:
Non-affiliated investments and foreign currency	14,436,417	854,501
Affiliated investments	(98,106)	—
Net realized gains	14,338,311	854,501
Net change in unrealized appreciation (depreciation) on:
Non-affiliated investments and foreign currency	(135,654,345)	(3,577,211)
Affiliated investments	(27,256,347)	—
Net change in unrealized depreciation	(162,910,692)	(3,577,211)
Net Realized and Unrealized (Loss) on Investments	(148,572,381)	(2,722,710)

Net Decrease In Net Assets Resulting From Operations	$(151,259,960)	$(2,926,501)

see accompanying notes to financial statements

22	2022 Annual Report

Statements of Changes in Net Assets

For the Years Ended December 31, 2022, and December 31, 2021

	Firsthand Technology Opportunities Fund
	YEAR ENDED 12/31/2022	YEAR ENDED 12/31/2021
FROM OPERATIONS:
Net investment loss	$(2,687,579)	$(6,799,374)
Net realized gains from security transactions and foreign currency	14,338,311	36,926,728
Net change in unrealized (depreciation) on investments and foreign currency	(162,910,692)	(91,560,365)
Net decrease in net assets from operations	(151,259,960)	(61,433,011)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions	(32,280,491)	(18,303,178)
Total Distributions	(32,280,491)	(18,303,178)

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	10,073,489	88,974,325
Dividends reinvested	30,900,980	17,561,924
Payment for shares redeemed	(51,893,764)	(116,461,647)
Net decrease in net assets from capital share transactions	(10,919,295)	(9,925,398)
TOTAL DECREASE IN NET ASSETS	(194,459,746)	(89,661,587)

NET ASSETS:
Beginning of year	279,033,390	368,694,977
End of year	$84,573,644	$279,033,390

COMMON STOCK ACTIVITY:
Shares sold	1,011,859	3,896,815
Shares reinvested	6,437,704	1,050,354
Shares redeemed	(5,105,874)	(5,436,544)
Net increase (decrease) in shares outstanding	2,343,689	(489,375)
Shares outstanding, beginning of year	16,577,847	17,067,222
Shares outstanding, end of year	18,921,536	16,577,847

see accompanying notes to financial statements

www.firsthandfunds.com	23

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended December 31, 2022, and December 31, 2021

	FIRSTHAND ALTERNATIVE ENERGY FUND
	YEAR ENDED 12/31/2022	YEAR ENDED 12/31/2021
FROM OPERATIONS:
Net investment loss	$(203,791)	$(347,936)
Net realized gains (loss) from security transactions and foreign currency	854,501	(119,252)
Net change in unrealized (depreciation) on investments and foreign currency	(3,577,211)	(719,374)
Net decrease in net assets from operations	(2,926,501)	(1,186,562)

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	12,096,637	16,154,833
Dividends reinvested	—	—
Payment for shares redeemed	(12,655,462)	(17,508,014)
Net decrease in net assets from capital share transactions	(558,825)	(1,353,181)
TOTAL DECREASE IN NET ASSETS	(3,485,326)	(2,539,743)

NET ASSETS:
Beginning of year	16,168,058	18,707,801
End of year	$12,682,732	$16,168,058

COMMON STOCK ACTIVITY:
Shares sold	1,055,798	1,092,194
Shares reinvested	—	—
Shares redeemed	(1,104,040)	(1,210,795)
Net (decrease) in shares outstanding	(48,242)	(118,601)
Shares outstanding, beginning of year	1,204,637	1,323,238
Shares outstanding, end of year	1,156,395	1,204,637

see accompanying notes to financial statements

24	2022 Annual Report

Financial Highlights

Selected per share data and ratios for a share outstanding throughout each year

FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND

	YEAR ENDED 12/31/22	YEAR ENDED 12/31/21	YEAR ENDED 12/31/20	YEAR ENDED 12/31/19	YEAR ENDED 12/31/18
Net asset value at beginning of year	$16.83	$21.60	$12.66	$10.41	$9.98
Income from investment operations:

Net investment loss	(0.14)	(0.41)	(0.27)	(0.19)	(0.18)
Net realized and unrealized gains (losses) on investments	(9.77)	(3.20)	12.51	3.14	0.61

Total from investment operations	(9.91)	(3.61)	12.24	2.95	0.43

Distributions from:
Realized capital gains	(2.45)	(1.16)	(3.30)	(0.70)	—

Net asset value at end of year	$4.47	$16.83	$21.60	$12.66	$10.41

Total return	(59.91%)	(16.69%)	96.52%	28.51%	4.31%
Net assets at end of year (millions)	$84.6	$279.0	$368.7	$255.0	$158.1
Ratio of gross expenses to average net assets before waiver	1.86%	1.83%	1.84%	1.84%	1.86%
Ratio of net expenses to average net assets after waiver	1.85%	1.83%	1.84%	1.83%	1.85%
Ratio of net investment loss to average net assets	(1.83%)	(1.83%)	(1.81%)	(1.28%)	(1.54%)

Portfolio turnover rate	10%	16%	65%	43%	25%

see accompanying notes to financial statements

www.firsthandfunds.com	25

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share outstanding throughout each year

FIRSTHAND ALTERNATIVE ENERGY FUND

	YEAR ENDED 12/31/22	YEAR ENDED 12/31/21	YEAR ENDED 12/31/20	YEAR ENDED 12/31/19	YEAR ENDED 12/31/18
Net asset value at beginning of year	$13.42	$14.14	$7.69	$5.47	$6.72
Income from investment operations:

Net investment loss	(0.18)	(0.29)	(0.08)	(0.05)	(0.04)
Net realized and unrealized gains (losses) on investments	(2.27)	(0.43)	6.53	2.27	(1.21)

Total from investment operations	(2.45)	(0.72)	6.45	2.22	(1.25)

Distributions from:
Net investment income	—	—	—	—	— (a)

Net asset value at end of year	$10.97	$13.42	$14.14	$7.69	$5.47

Total return	(18.26%)	(5.09%)	83.88%	40.59%	(18.57%)
Net assets at end of year (millions)	$12.7	$16.2	$18.7	$6.2	$4.4
Ratio of gross expenses to average net assets before waiver	2.05%	2.03%	2.09%	2.15%	2.15%
Ratio of net expenses to average net assets after waiver	1.98%	1.98%	1.98%	1.98%	1.98%
Ratio of net investment loss to average net assets	(1.45%)	(1.75%)	(1.41%)	(0.72%)	(0.68%)

Portfolio turnover rate	26%	23%	14%	0%	7%

(a)	Amount represents less than $0.01 per share

see accompanying notes to financial statements

26	2022 Annual Report

Notes to Financial Statements

December 31, 2022

1. ORGANIZATION

Each of Firsthand Technology Opportunities Fund and Firsthand Alternative Energy Fund (individually the “Fund”, and collectively the “Funds”) is a non-diversified series of Firsthand Funds (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust, a Delaware statutory trust, was organized on November 8, 1993. Each Fund currently offers one class of shares—Investor Class shares. The inception dates for the Funds (the date on which a net asset value was first determined for that Fund) follow:

FUND	INCEPTION DATE
Firsthand Technology Opportunities Fund	September 30, 1999
Firsthand Alternative Energy Fund	October 29, 2007

Each Fund’s investment objective is long-term growth of capital.

Firsthand Technology Opportunities Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in equity securities of high-technology companies in the industries and markets that Firsthand Capital Management, Inc. (the “Investment Adviser”) Investment Adviser believes hold the most growth potential within the technology sector.

Firsthand Alternative Energy Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in alternative energy and energy technology companies, both U.S. and international.

The Funds are an investment company and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Funds’ significant accounting policies:

SECURITIES VALUATION — A Fund’s portfolio of securities is valued as follows:

1.

Securities traded on stock exchanges, or quoted by NASDAQ, are valued according to the NASDAQ official closing price, if applicable, or at their last reported sale price as of the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 P.M. Eastern Time). If a security is not traded that day, the security will be valued at its most recent bid price.

2.

Securities traded in the over-the-counter market, but not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent closing bid price as quoted by brokers that make markets in the securities) at the close of trading on the NYSE.

www.firsthandfunds.com	27

NOTES TO FINANCIAL STATEMENTS - continued

December 31, 2022

3.	Securities traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market.
4.	Securities and other assets that do not have market quotations readily available are valued at their fair value as determined in good faith using procedures established by the Board of Trustees.

In pricing illiquid, privately placed securities, the advisor follows well-accepted valuation techniques. Initial valuations are generally determined by the initial purchase price for each security. Subsequent to initial purchase, securities are repriced from time to time to reflect changes to the companies’ valuations caused by various events. Such events include, among others, a new round of financing establishing a new valuation for the company; material changes to a company’s business or business prospects, either due to company-specific internal issues (gaining or losing a major customer, missing a significant milestone, etc.) or macroeconomic events affecting the industry or the world. In analyzing a company’s valuation, factors that are also considered include a company’s cash flow, revenues, profitability, financial forecasts, and probability of success in those measures. Other potential factors include the value of comparable public and private companies and general market conditions.

FAIR VALUE MEASUREMENT — In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, each Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements).

The guidance establishes three levels of the fair value hierarchy as follows:

LEVEL 1	– Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

LEVEL 2

– Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risks, yield curves, default rates, and similar data.

LEVEL 3

– Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

28	2022 Annual Report

NOTES TO FINANCIAL STATEMENTS - continued

December 31, 2022

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the following Funds’ net assets as of December 31, 2022:

FUND*	LEVEL 1 QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT OBSERVABLE INPUTS
TEFQX
Common Stocks
Biotech	$50,114	$—	$—
Consumer Electronics	9,808,700	—	—
Defense & Aerospace	2,976,360	—	—
Education	6,688,500	—	—
Internet	3,661,000	—	—
Other Electronics	154,140	221,962	—
Renewable Energy	10,781,500	—	—
Semiconductor Equipment	2,648,793	1,364,279	—
Semiconductors	12,427,200	—	—
Services	136,500	—	—
Software	29,782,400	—	—
Total Common Stocks	79,115,207	1,586,241	—
Corporate Note
Semiconductor Equipment	—	—	750,000
Investment Company	3,341,772	—	—
Total	$82,456,979	$1,586,241	$750,000

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NOTES TO FINANCIAL STATEMENTS - continued

December 31, 2022

FUND*	LEVEL 1 QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT OBSERVABLE INPUTS
ALTEX
Common Stocks
Advanced Materials	$525,732	$—	$—
Automotive	615,900	—	—
Biotech	62,090	—	—
Defense & Aerospace	309,600	—	—
Electrical Equipment	213,220	—	—
Energy Efficiency	406,161	—	—
Engineering Service	712,500	—	—
Industrials	48,390	—	—
Intellectual Property	—	—	22
Materials	412,650	—	—
Other Electronics	200,722	—	—
Renewable Energy	4,605,434	—	—
Semiconductors	1,606,559	—	—
Services	840,000	—	—
Solar	270,150	—	—
Waste & Environment Service	16,524	—	—
Total Common Stocks	10,845,632	—	22
Preferred Stocks
Intellectual Property	—	—	174
Warrants
Transportation	265	—	—
Investment Company	1,839,194	—	—
Total	$12,685,091	$—	$196

*	TEFQX: Firsthand Technology Opportunities Fund; ALTEX: Firsthand Alternative Energy Fund.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

30	2022 Annual Report

NOTES TO FINANCIAL STATEMENTS - continued

December 31, 2022

INVESTMENTS AT FAIR VALUE USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	BALANCE AS OF 12/31/21	NET PURCHASES	NET SALES	NET REALIZED GAINS/ (LOSSES)	NET UNREALIZED APPRECIATION (DEPRECIATION)	TRANSFERS IN (OUT) OF LEVEL 3	BALANCE AS OF 12/31/22
Corporate Note
Semiconductor Equipment	$—	$750,000	$—	$—	$—	$—	$750,000
Total	$—	$750,000	$—	$—	$—	$—	$750,000

INVESTMENTS AT FAIR VALUE USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	BALANCE AS OF 12/31/21	NET PURCHASES	NET SALES	NET REALIZED GAINS/ (LOSSES)	NET UNREALIZED APPRECIATION (DEPRECIATION)	TRANSFERS IN (OUT) OF LEVEL 3	BALANCE AS OF 12/31/22
Common Stocks
Intellectual Property	$54	$—	$—	$—	$(32)	$—	$22
Preferred Stocks	248	—	—	—	(74)	—	174
Total	$302	$—	$—	$—	$(106)	$—	$196

As of the year ended December 31, 2022, these investments were valued in accordance with procedures approved by the Board of Trustees. These investments did not have a material impact on the Fund’s net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

SHARE VALUATION — The net asset value (“NAV”) per share of each Fund is calculated by dividing the net assets of the Fund (i.e., the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses)) by the total number of shares outstanding of the Fund, rounded to the nearest cent. A Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of each Fund is equal to a Fund’s NAV per share.

INVESTMENT INCOME — Dividend income is recorded in the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

CASH AND CASH EQUIVALENTS — The Funds consider liquid assets deposited with a bank, money market funds, and certain short-term debt instruments with maturities of 3 months or less to be cash equivalents. These investment represent amounts held with financial

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NOTES TO FINANCIAL STATEMENTS - continued

December 31, 2022

institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

FOREIGN SECURITIES — Each Fund may invest in companies that trade on U.S. exchanges as American Depositary Receipts (“ADRs”), on foreign exchanges, or on foreign over-the- counter markets. Investing in the securities of foreign companies exposes your investment in a Fund to risk. Foreign stock markets tend to be more volatile than the U.S. market due to economic and/or political instability and the regulatory conditions in some countries. In addition, some of the securities in which the Fund may invest may be denominated in foreign currencies, the value of which may decline against the U.S. dollar. An investment in foreign securities may be subject to high levels of foreign taxation, including foreign taxes withheld at the source. Neither Fund isolates the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

OPTIONS — The Funds are subject to equity price risk in the normal course of pursuing their investment objectives and may enter into options written to hedge against changes in the value of equities. The Funds may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities or stock indices. The Funds may also write put and call options. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund did not invest in options for the year ended December 31, 2022.

DISTRIBUTIONS TO SHAREHOLDERS — Each Fund expects to distribute its net investment income and net realized gains, if any, annually. Distributions from net investment income and capital gains are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

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December 31, 2022

SHORT POSITIONS — Firsthand Alternative Energy Fund may sell securities short for economic hedging purposes. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To initiate such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date, completing the transaction. The Fund is liable for any dividends payable on securities while those securities are in a short position.

The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates.

All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash, cash equivalents and/or liquid securities sufficient to collateralize the market value of its short positions. Typically, the segregated cash with brokers and other financial institutions exceeds the minimum required. Deposits with brokers for securities sold short are invested in money market instruments. The Fund did not invest in short sales for the year ended December 31, 2022.

RECLASSIFICATION OF CAPITAL ACCOUNTS — Permanent book and tax differences resulted in reclassifications for the year ended December 31, 2022 as follows:

	INCREASE (DECREASE)
	PAID-IN-CAPITAL	DISTRIBUTABLE EARNINGS
Firsthand Technology Opportunities Fund	$(2,684,891)	$2,684,891
Firsthand Alternative Energy Fund	(203,932)	203,932

These reclassifications, related to different treatment of current year write off of net operating loss, and has no effect on net asset value per share.

SECURITY TRANSACTIONS — Security transactions are accounted for no later than one business day following the trade date, however, for financial reporting purposes, security transactions are accounted for on trade date. Realized gains and losses are calculated on a specific identification basis.

ESTIMATES — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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NOTES TO FINANCIAL STATEMENTS - continued

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FEDERAL INCOME TAX — Each Fund has elected, and intends to qualify annually, for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”). As provided in the Code, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made. To avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the 12 months ended October 31) plus undistributed amounts, if any, from prior years.

The tax character of distributions paid for the year ended December 31, 2022 and 2021 was as follows:

	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND
	2022	2021
From ordinary income	$—	$665,672
From long-term capital gains	$32,280,491	$17,637,506

The following information is based upon the federal income tax cost of portfolio investments as of December 31, 2022.

	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND	FIRSTHAND ALTERNATIVE ENERGY FUND
Gross unrealized appreciation	$27,982,074	$4,117,986
Gross unrealized depreciation	(56,821,844)	(2,191,580)
Net unrealized appreciation (depreciation)	$(28,839,770)	$1,926,406
Federal income tax cost	$113,632,990	$10,758,721

As of December 31, 2022, the Funds did not have capital loss carryforwards for federal income tax purposes.

For the year ended December 31, 2022, the Alternative Energy Fund utilized $763,378 of capital loss carryforwards.

34	2022 Annual Report

NOTES TO FINANCIAL STATEMENTS - continued

December 31, 2022

Components of Distributable Earnings (as of December 31, 2022)

	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND	FIRSTHAND ALTERNATIVE ENERGY FUND
Net Unrealized Appreciation (Depreciation)*	$(28,839,770)	$1,926,406
Undistributed Ordinary Income	—	—
Undistributed Long Term Capital Gains	—	91,261
Qualified Late Year Losses Deferred**	(3,325,258)	—
Other Temporary Differences	—	—
Accumulated Capital Loss Carryforward	—	—
Total Distributable Earnings/Accumulated Loss	$(32,165,028)	$2,017,667

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

**	Under current tax law, capital and currency losses realized after October 31 and prior to the Fund’s fiscal year end may be deferred as occurring on the first day of the following fiscal year.

The Funds are subject to tax provisions that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2021, 2020, 2019 and 2018 remain open to federal and state audit. As of December 31, 2022, management has evaluated the application of these provisions to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax provisions.

3. INVESTMENT TRANSACTIONS (EXCLUDING SHORT-TERM INVESTMENTS) WERE AS FOLLOWS FOR THE YEAR ENDED DECEMBER 31, 2022

	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND	FIRSTHAND ALTERNATIVE ENERGY FUND
Purchase of investment securities	$15,486,523	$3,328,929
Proceeds from sales and maturities of investment securities	$64,615,364	$4,204,812

4. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS; CERTAIN TRUSTEES AND OFFICERS OF THE TRUST ARE ALSO OFFICERS OF THE INVESTMENT ADVISER AND BNY MELLON

Certain trustees and officers of the Trust are also officers of the Investment Adviser or BNY Mellon. BNY Mellon serves as the sub-administrator, investment accounting agent, and shareholder servicing and transfer agent.

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NOTES TO FINANCIAL STATEMENTS - continued

December 31, 2022

INVESTMENT ADVISORY AGREEMENT

Each Fund’s investments are managed by the Investment Adviser pursuant to the terms of a master investment advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Investment Adviser provides each Fund with investment research, advice, management, and supervision and manages the investment and reinvestment of assets of each Fund consistent with each Fund’s investment objectives, policies, and limitations. Subject to certain exceptions set forth in the Advisory Agreement, the Investment Adviser is responsible for (i) compensation of any of the Fund’s trustees, officers, and employees who are interested persons of the Investment Adviser; and (ii) compensation of the Investment Adviser’s personnel and other expenses incurred in connection with the provision of portfolio management services under the Advisory Agreement.

Firsthand Capital Management, Inc., is the Investment Adviser to the Funds. For the services it provides under the Advisory Agreement, the Investment Adviser receives from each Fund, on a monthly basis, an advisory fee at the annual rate of 1.40% for TEFQX and 1.53% for ALTEX of its average daily net assets, respectively. The Advisory Agreement requires the Investment Adviser to waive fees and, if necessary, to reimburse expenses of each Fund to the extent necessary to limit a Fund’s total operating expenses to 1.85%, for TEFQX and 1.98% for ALTEX, excluding any extraordinary fees, of its average net assets up to $200 million, 1.80% for TEFQX and 1.93% for ALTEX of such assets from $200 million to $500 million, 1.75% for TEFQX and 1.88% for ALTEX of such assets from $500 million to $1 billion, and 1.70% for TEFQX and 1.83% for ALTEX of such assets in excess of $1 billion.

ADMINISTRATION AGREEMENT

The Trust has entered into a separate Administration Agreement with the Investment Adviser. The agreement obligates the Investment Adviser to provide administrative and general supervisory services to each Fund (the “Administration Agreement”). Under the Administration Agreement, the Investment Adviser renders supervisory and corporate administrative services to the Trust, as well as oversees the maintenance of all books and records with respect to each Fund’s securities transactions and each Fund’s book of accounts in accordance with all applicable federal and state laws and regulations. The Investment Adviser also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records, and other records as required by the 1940 Act.

The Investment Adviser is responsible for the equipment, staff, office space, and facilities necessary to perform its obligations under the Administration Agreement. Under the Administration Agreement, the Investment Adviser has assumed responsibility for payment of all of each Fund’s operating expenses excluding brokerage and commission expenses; short sale expenses; fees payable under “Rule 12b-1 plans”, if any, and shareholder servicing plans, if any; litigation costs; and any extraordinary and non-recurring expenses. For the

36	2022 Annual Report

NOTES TO FINANCIAL STATEMENTS - continued

December 31, 2022

services it provides under the Administration Agreement, the Investment Adviser receives a fee from each Fund at the annual rate of 0.45% of its average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion.

The Bank of New York Mellon (“BNY Mellon”), has a Sub-Administration Agreement with the Investment Adviser. Under this agreement, the Investment Adviser (not the Funds) pays to BNY Mellon the fees for the administrative services provided by BNY Mellon.

Additionally, BNY Mellon serves as the investment accounting agent, shareholder servicing agent and custodian and BNY Mellon Investment Servicing (US), Inc., serves as the transfer agent for the Trust.

5. INVESTMENTS IN RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. A Fund may invest in restricted securities that are consistent with a Fund’s investment objective and investment strategies. A Fund will not invest in a restricted security if, immediately after and as a result of the investment in such security, more than 15% of the Fund’s net assets would be invested in illiquid securities. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

As of December 31, 2022, Firsthand Technology Opportunities Fund was invested in the following restricted security:

SECURITY	ACQUISITION DATE	SHARES	COST	VALUE	% OF NET ASSETS
Tempo Automation Holdings, Inc.	November 22, 2022	320,000	$—	$221,962	0.3%
Revasum, Inc.	November 10, 2022	750,000	750,000	750,000	0.9%
Total			$750,000	$971,962	1.2%

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NOTES TO FINANCIAL STATEMENTS - continued

December 31, 2022

As of December 31, 2022, Firsthand Alternative Energy Fund was invested in the following restricted securities:

SECURITY	ACQUISITION DATE	SHARES	COST	VALUE	% OF NET ASSETS
Silicon Genesis Corp. Common Stock	September 2, 2008	109,855	$32,956	$13	0.0	%*
Silicon Genesis Corp. Common Stock	September 26, 2008	71,552	21,466	9	0.0	%*
Silicon Genesis Corp., Series 1-C Preferred Stock	September 2, 2008	152	46	2	0.0	%*
Silicon Genesis Corp., Series 1-E Preferred Stock	September 2, 2008	3,000	2,878	172	0.0	%*
			$57,346	$196	0.0	%*

*	Less than 0.05%.

Each Fund, consistent with SEC guidelines, has an investment restriction providing that it cannot purchase additional restricted securities once such securities comprise 15% of a Fund’s net assets. The SEC considers a security to be illiquid if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the security. The restriction stems from the concern that, for an open- end mutual fund with daily redemption obligations, a high level of illiquid securities would increase the risk that a Fund may not be able to meet its daily redemption needs, because illiquid securities often take a longer period of time to sell, and may not necessarily be sold at that Fund’s then carrying value.

As of December 31, 2022, Kevin Landis, President and Trustee of the Trust, represents the Funds and sits on the following private company’s board: Silicon Genesis Corporation. Serving on the boards of directors of the portfolio companies may cause conflicts of interest. The Investment Adviser has adopted various procedures to ensure that the Funds will not be unfavorably affected by these potential conflicts.

6. INVESTMENTS IN AFFILIATES AND CONTROLLED INVESTMENTS

Under the 1940 Act, each Fund is required to identify investments where it owns greater than 5% (but less than 25%) of the portfolio company’s outstanding voting shares as an affiliate of the Fund. Also, under the 1940 Act, the Fund is required to identify investments where it owns greater than 25% of the portfolio company’s outstanding voting shares as a controlled investment of the Fund. The Firsthand Alternative Energy Fund did not have investments in affiliates or controlled investments for the period from January 1, 2022,

38	2022 Annual Report

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December 31, 2022

through December 31, 2022. A summary of the Firsthand Technology Opportunities Fund’s investments in affiliates and controlled investments for the period from January 1, 2022, through December 31, 2022, is noted below:

AFFILIATE/ CONTROLLED INVESTMENTS*	VALUE AT 12/31/21	PURCHASE/ MERGER	INTEREST	SALES/ MATURITY/ EXPIRATION	REALIZED GAIN (LOSS)	CHANGE IN APPRECIATION/ DEPRECIATION	VALUE 12/31/22	SHARES HELD AT 12/31/22
Revasum, Inc. Common Stocks	$3,260,655	$2,480,868	$—	$(122,938)	$(64,946)	$(4,410,632)	$1,143,007	12,913,796
Revasum, Inc. Corporate Note	—	750,000	—	—	—	—	750,000	750,000
Pivotal Systems Corp. Common Stocks	17,602,163	1,807,164	—	(18,881)	(33,160)	(17,851,500)	1,505,786	41,338,824
Revasum, Inc. Common Stocks	6,358,494	—	—	—	—	(4,994,215)	1,364,279	15,413,753
Total Affiliates	$27,221,312	$5,038,032	$—	$(141,819)	$(98,106)	$(27,256,347)	$4,763,072

As of December 31, 2022, Kevin Landis, President and Trustee of the Trust, represents the Funds and sits on the following affiliated companies’ boards: Pivotal Systems Corp. and Revasum, Inc. Serving on the boards of directors of portfolio companies may cause a conflict of interest. The Investment Adviser has adopted various procedures to ensure that the Funds will not be unfavorably affected by these potential conflicts.

7. RISKS

Because the return on and value of an investment in each Fund will fluctuate in response to stock market movements, the most significant risk of investing in a Fund is that you may lose money. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, as well as economic, political, or regulatory events, and other factors beyond the Investment Adviser’s control. The Funds are designed for long-term investors who can accept the risks of investing in a fund with significant common stock holdings in high-technology industries.

Each Fund is non-diversified. A risk of being non-diversified is that a significant change in the value of one company will have a greater impact on a Fund than it would if the Fund diversified its investments. Another risk for each Fund is its concentration of investments in companies within high-technology industries. The value of high-technology companies can, and often does, fluctuate dramatically and may expose you to greater-than-average financial and market risk.

In addition, certain local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. Since 2020, the novel strain of coronavirus (COVID-19) has negatively affected the worldwide economy, as well as the economies of individual

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NOTES TO FINANCIAL STATEMENTS - continued

December 31, 2022

countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports. The duration of the coronavirus outbreak and the Russian-Ukraine conflict could adversely affect the Funds’ performance. The ultimate impact of COVID-19 and Russia-Ukraine conflict on the financial performance of the Funds’ investments is not reasonably estimable at this time.

8. SUBSEQUENT EVENT

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

40	2022 Annual Report

Additional Information

FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended December 31, 2022, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (`QDI’) to qualify for the lower tax applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Funds which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements.

	QDI	DRD
Firsthand Technology Opportunities Fund	0.00%	0.00%
Firsthand Alternative Energy Fund	0.00%	0.00%

PROXY VOTING POLICIES AND PROCEDURES

The Funds have adopted proxy voting procedures pursuant to which the Funds delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to the Investment Adviser as part of the Investment Adviser’s general management of the Funds, subject to the Board of Trustees’ continuing oversight. A copy of the Funds’ proxy voting policy and procedures is available without charge, upon request, by calling 1.888.884.2675. Information regarding how the Investment Adviser voted these proxies during the most recent one-year period ended June 30 is available by calling the same number and on the website of the U.S. Securities and Exchange Commission at http://www.sec.gov on Form N-PX. The Funds’ voting record is also available on the Funds’ website at www.firsthandfunds.com/proxy.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Forms N-PORT will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

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NOTES

NOTES

NOTES

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NOTES

FIRSTHAND FUNDS

P.O. Box 534444

Pittsburgh, PA 15253-4444

www.firsthandfunds.com

INVESTMENT ADVISER

Firsthand Capital Management, Inc.

150 Almaden Blvd., Suite 1250

San Jose, CA 95113

www.firsthandcapital.com

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway

Suite 1000

Denver, CO 80203

AUDITOR

Tait Weller & Baker LLP

50 South 16th St., Suite 2900

Philadelphia, PA 19102

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attention 534444

500 Ross Street, 154-0520

Pittsburgh, PA 15262

1.888.884.2675

This report is provided for the general information of the shareholders of Firsthand Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus. For more complete information about Firsthand Funds, please call toll free 1.888.884.2675 or visit www.firsthandfunds.com for an additional prospectus, which contains more information, including risks, fees, and expenses. Read the prospectus carefully before investing or sending money.

Firsthand Funds are distributed by ALPS Distributors, Inc.

FHF000937, exp. 3/1/2024

The interlocking “F” design is a registered trademark of Firsthand Capital Management, Inc.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description except that effective May 13, 2011, Omar Billawala replaced Kevin Landis as Treasurer (in the capacity of Chief Financial Officer) of the registrant.

[Instructions: If there has been an amendment, the registrant must file a copy as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this item.]

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has not determined that any of its members is qualified as an audit committee financial expert. Although each member of the Audit Committee is “independent,” as defined by Item 3 of Form N-CSR, and is financially sophisticated, the registrant has in place a small Board of Trustees with a limited number of members. Even without an audit committee financial expert, the registrant is comfortable that its Audit Committee can function effectively given the investment and financial experience and expertise of its members.

Item 4. Principal Accountant Fees and Services.

•	Registrant may incorporate the following information by reference, if this information has been disclosed in the registrant’s definitive proxy statement or definitive information statement. The proxy statement or information statement must be filed no later than 120 days after the end of the fiscal year covered by the Annual Report.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $27,600 for 2022 and $34,000 for 2021.

Audit-Related Fees

(a)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2022 and $0 for 2021.

Tax Fees

(b)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,400 for 2022 and $4,250 for 2021.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $1,575 for 2022 and $1,500 for 2021. The fees are incurred in connection with the principal accountants performing an annual anti-money laundering audit program for the Registrant.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant's Audit Committee Charter states the following with respect to pre-approval procedures:

The Committee hereby delegates to the Chairman of the Committee the authority to grant pre-approvals of audit and "permissible" non-audit services to be provided by the Auditors to the Funds, subject to the ratification of the full Committee at its next regularly scheduled meeting. Both the Auditors and Fund counsel will be responsible for informing the Committee whether they believe that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.

The specific types of non-audit services that the Chairman may pre-approve include, but are not limited to: reviewing the Funds' internal controls over financial reporting; providing tax-related services; reviewing and/or developing an anti-money laundering program; and issuing comfort letters, based on agreed-upon procedures, in connection with any Fund reorganization.

Pre-approval for a non-audit service provided to a Fund is not required if: (i) the aggregate amount of all such non-audit services provided to the Fund constitutes not more than 5% of the total amount of revenues paid by the Fund to the Auditors during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and are approved by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee prior to the completion of the audit (the “De Minimus Exceptions”).

The Committee shall also pre-approve any non-audit services proposed to be provided by the Auditors to (i) a Fund's investment adviser and (ii) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the Auditors' engagement with the investment adviser or any such control persons relates directly to the operations and financial reporting of the Fund. The De Minimus Exceptions applies to pre-approvals under this paragraph as well, except that the "total amount of revenues" calculation is based on the total amount of revenues paid to the Auditors by the Fund and any other entity that has its services approved under this paragraph (i.e., the investment adviser or any control person).

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) 100%

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2022 and $0 for 2021.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(2)(2)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Firsthand Funds

By (Signature and Title)*	/s/ Kevin Landis
Kevin M. Landis, President and Secretary

Date	March 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kevin Landis
Kevin M. Landis, President and Secretary

Date	March 7, 2023

By (Signature and Title)*	/s/ Omar Billawala
Omar Billawala, Treasurer

Date	March 7, 2023

*	Print the name and title of each signing officer under his or her signature.